UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2008

APP PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	30-0431736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 300 East, Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 969-2700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 8, 2008, APP Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended March 31, 2008. A copy of the press release is furnished (but not filed) as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), the Company presented certain non-GAAP financial measures in the press release, including adjusted income from continuing operations per diluted share and adjusted EBITDA from continuing operations. Adjusted income from continuing operations per diluted share is comprised of reported diluted earnings per share excluding the impact of merger-related non-cash amortization of intangible assets, separation-related costs, non-cash stock compensation expense, non-cash amortization of acquired intangible assets and pre-launch costs associated with the Puerto Rico manufacturing facility. Adjusted EBITDA from continuing operations is defined as GAAP income from continuing operations excluding the impact of depreciation and amortization, interest expense net of interest income, income tax expense, non-cash stock-based compensation expense, separation-related costs, and pre-launch costs associated with the Puerto Rico manufacturing facility. In addition, we presented selected items that impact comparability of our operating results as additional information that may be helpful to an understanding of our financial results. We consider an understanding of these selected items impacting comparability to be material to our evaluation of our operating results and prospects. Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. The Company believes that its presentation of non-GAAP financial measures provides useful supplementary information to investors in understanding the underlying operating performance of the Company and facilitates additional analysis by investors. The Company also uses these non-GAAP financial measures internally for operating, budgeting and financial planning purposes. The Company also believes that its presentation of non-GAAP financial measures can assist management and investors in assessing the financial operating performance and underlying strength of its core business. The non-GAAP financial measures presented by the Company may not be comparable to similarly titled measures reported by other companies. The non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance calculated in accordance with GAAP. Reconciliations of GAAP income from continuing operations to adjusted income from continuing operations and GAAP income from continuing operations to adjusted EBITDA are included in the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release issued by APP Pharmaceuticals, Inc., Dated May 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APP PHARMACEUTICALS, INC.

By:	/s/ Richard J. Tajak
Richard J. Tajak Chief Financial Officer Date: May 8, 2008